SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of report (date of earliest event reported):

August 17, 2001

LML PAYMENT SYSTEMS INC.

(Exact name of Registrant as specified in charter)

Yukon Territory, Canada (State or other jurisdiction of incorporation or organization)	0-13959 (Commission File No.)	###-##-#### (I.R.S. Employer Identification No.)

1680-1140 West Pender Street

Vancouver, B.C. V6E 4G1

(Address of principal executive offices)

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(604) 689-4440

(Registrant's telephone number, including area code)

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N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On August 17, September 4 and September 5, 2001, the Registrant issued news releases, copies of which are being filed as exhibits to this report.

Item 7. Financial Statements and Exhibits.

    Exhibits.

Exhibit 20.1 News release dated August 17, 2001 regarding the Registrant's settlement of claims against Global Transaction Systems, LLC with respect to ownership of United States Patent Nos. 5,484,988 and 6,164,528 (the "Patent Estate") and reporting LML Payment Systems Corp., a subsidiary of the Registrant, granted a sub-license under the Patent Estate to Global Transaction Systems, LLC

Exhibit 20.2 News release dated September 4, 2001 reporting LML Payment Systems Corp., a subsidiary of the Registrant, signed an agreement with J.H. Harvey & Co.

Exhibit 20.3 News release dated September 5, 2001 reporting LML Patent Corp., a subsidiary of the Registrant, received notice of the issuance of Patent No. 6,283,366 from the United States Patent and Trademark Office.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LML PAYMENT SYSTEMS INC.

By:/s/ Carolyn Mosher

Carolyn Mosher
Corporate Secretary

Date: October 18, 2001